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                      [US GLOBAL LEADERS GROWTH FUND LOGO]]




                               SEMI-ANNUAL REPORT

                                December 31, 1996
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                                   ----------
                        U.S. GLOBAL LEADERS GROWTH FUND
                                   ----------

                                                                February 1, 1997

Dear Fellow Long-Term Investor:

         The table below summarizes the performance of U.S. Global Leaders Growth Fund since inception and includes comparable returns for the S&P 500 Index and two Lipper Fund indices which represent relevant benchmarks:

                                      6 Months       Year         Since
                                       Ending       Ending      Inception
                                      12/31/96     12/31/96      10/1/95
                                      --------     --------      -------
U.S. Global Leaders Growth Fund         8.77%        23.14%       31.43%
S&P 500 Index                          11.77         22.98        30.35
Lipper Growth Fund Index                8.82         17.48        20.35
Lipper International Fund Index         5.28         14.43        16.50

         The average annual total return from inception through year-end 1996 was 24.27%.

         Weakness in the bond market is almost always bad for the stock market and for growth stocks in particular. Investor concern about a resurgence of inflation -- unjustified in our view -- was primarily responsible for the Fund's less impressive relative performance in the last half of 1996.

         Your Fund continues to receive favorable media attention. For example, the November 18, 1996 issue of Forbes -- which took a look at mutual funds that focus on stocks of U.S. companies that generate a significant portion of their earnings abroad -- said: "The most successful has been U.S. Global Leaders, a $10 million no-load that in its first year has outperformed 99% of all funds with overseas investment and almost as high a percentage of domestic funds."

         While it is not possible to know how the stock market will perform in 1997, we believe we can confidently predict excellent earnings results on average for the companies in which the Fund is invested. The following table summarizes 1994 and 1995 earnings results for the current Fund holdings and the S&P 500 Index companies' operating earnings together with our own estimates for the portfolio and S&P companies.


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                        U.S. GLOBAL LEADERS GROWTH FUND
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
                                     Earnings Gain
                               Portfolio       S&P 500
                               Companies      Companies
                               ---------      ---------
                  1994           16.7%          15.8%
                  1995           17.1           17.5
                  1996E          17.5            8.3
                  1997E          18.0            7.6

         As noted, we expect a slight earnings acceleration on a dollar-weighted basis for the Fund companies in contrast to a deceleration in the earnings anticipated for the S&P 500 Index companies. The reasons for the significant earnings divergence are twofold: (1) The Fund companies are suppliers of consumable products or services so their revenue streams are recurring, even as the U.S. economy slows down and (2) a significant and growing percentage of their earnings are coming from non-U.S. markets which are growing much faster and where they face less competition.

         While the expectations of many market participants who are pursuing short-term earnings momentum or other more speculative strategies may prove to be unrealistic, long-term investors in sustainable growth companies with a global reach should continue to be well rewarded. Confidence in this regard should be particularly well founded in a global investment environment characterized by the lowest rate of inflation in thirty years and a world more at peace and with more market-oriented economies than at any time in six decades.

         It is said that successful investing, like success itself, is a journey, not a destination. We are gratified that you have chosen to invest with U.S. Global Leaders Growth Fund. We are committed to making it a safe and rewarding experience.


Cordially,

/s/ George M. Yeager

George M. Yeager

"Patience is the companion of wisdom."            St. Augustine


                                       3
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                        U.S. GLOBAL LEADERS GROWTH FUND
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SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

   Shares   COMMON STOCKS: 99.6%                             Market Value
-------------------------------------------------------------------------
            BEVERAGES: 4.2%
    8,300   Coca-Cola Co..................................     $  436,787
                                                               ----------
            BUSINESS AND INFORMATION SERVICES: 6.8%
    8,000   Automatic Data Processing, Inc................        343,000
    8,300   Electronic Data Systems Corp..................        358,975
                                                               ----------
                                                                  701,975
                                                               ----------
            COMPUTER SOFTWARE: 4.4%
    5,600   Microsoft Corp.*..............................        462,700
                                                               ----------
            CONSUMER SERVICES: 5.9%
   25,200   CUC International, Inc.*......................        611,100
                                                               ----------
            DRUG DELIVERY SYSTEMS: 4.0%
   16,100   Alza Corp.*...................................        416,587
                                                               ----------
            ENTERTAINMENT AND LODGING: 7.6%
   10,300   Marriott International........................        569,075
    3,150   The Walt Disney Co............................        219,319
                                                               ----------
                                                                  788,394
                                                               ----------
            FINANCIAL SERVICES: 6.0%
    9,600   State Street Boston Corp......................        619,200
                                                               ----------
            FOODS: 1.9%
    3,500   Wm. Wrigley, Jr., Co..........................        196,875
                                                               ----------
            FOOD SERVICES: 4.0%
    9,100   McDonald's Corp...............................        411,775
                                                               ----------
            HEALTH PRODUCTS: 9.1%
   10,400   Abbott Laboratories...........................        527,800
    8,300   Johnson & Johnson.............................        412,925
                                                               ----------
                                                                  940,725
                                                               ----------
            HOUSEHOLD PRODUCTS: 10.1%
    4,400   Colgate-Palmolive Co..........................        405,900
    1,600   Duracell International, Inc...................        111,800
    4,900   Procter & Gamble Co...........................        526,750
                                                               ----------
                                                                1,044,450
                                                               ----------

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                        U.S. GLOBAL LEADERS GROWTH FUND
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SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 1996 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

   Shares                                                    Market Value
-------------------------------------------------------------------------
            INDUSTRIAL CONSUMABLES: 3.0%
   12,200   Pall Corp.....................................    $   311,100
                                                              -----------
            INSURANCE: 4.6%
    4,400   American International Group..................        476,300
                                                              -----------
            MASS MERCHANDISING: 5.0%
   22,850   Wal-Mart Stores, Inc..........................        522,694
                                                              -----------
            PHARMACEUTICALS: 10.0%
    4,900   Merck & Co., Inc..............................        388,325
    7,800   Pfizer, Inc...................................        646,425
                                                              -----------
                                                                1,034,750
                                                              -----------
            SPECIALTY RETAIL: 8.5%
    8,400   Home Depot, Inc...............................        421,050
   12,600   Tiffany & Co..................................        461,475
                                                              -----------
                                                                  882,525
                                                              -----------
            TOILETRIES: 4.5%
    6,000   Gillette Co...................................        466,500
                                                              -----------

Principal
Amount      REPURCHASE AGREEMENT: 3.0%
-------------------------------------------------------------------------
 $320,000   Star Bank Repurchase Agreement, 5.00%,
            dated 12/31/96, due 1/2/97, collateralized
            by $345,000 GNMA, due 1/20/24
            (proceeds $320,088) (cost $320,000)...........        320,000
                                                              -----------
            Total Investment in Securities
              (cost $9,017,236+): 102.6%..................     10,644,437
            Liabilities in excess of Other
              Assets: (2.6%)..............................       (266,773)
                                                              -----------
                  Total Net Assets: 100.0%................    $10,377,664
                                                              ===========

*Non-income producing security.


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                        U.S. GLOBAL LEADERS GROWTH FUND
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SCHEDULE OF INVESTMENTS
AT DECEMBER 31, 1996 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

                                                             Market Value
--------------------------------------------------------------------------------
+ At December 31, 1996, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:
            Gross unrealized appreciation.................    $1,761,412
            Gross unrealized depreciation.................      (134,211)
                                                              ----------
                  Net unrealized appreciation.............    $1,627,201
                                                              ==========

See Accompanying Notes to Financial Statements.


                                       6
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                        U.S. GLOBAL LEADERS GROWTH FUND
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STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (identified cost
      $9,017,236) (Note 2-A) .............................    $10,644,437
   Cash...................................................            503
   Dividends and interest receivable......................          7,498
   Prepaid expenses and other assets......................         19,117
                                                              -----------
         Total assets ....................................     10,671,555
                                                              -----------
LIABILITIES
   Payables:
      Advisory fee........................................          2,178
      Administration fee..................................            543
      Securities purchased................................        291,170
                                                              -----------
         Total liabilities................................        293,891
                                                              -----------
NET ASSETS      ..........................................    $10,377,664
                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
    PER SHARE ($10,377,664/798,470  shares
    outstanding; unlimited number of shares
    authorized without par value)........................          $13.00
                                                                   ======
COMPONENTS OF NET ASSETS
   Paid-in capital .......................................    $ 8,685,360
   Accumulated net investment loss........................        (19,753)
   Undistributed net realized gain on investments.........         84,856
   Net unrealized appreciation on investments.............      1,627,201
                                                              -----------
      Net assets .........................................    $10,377,664
                                                              ===========

See Accompanying Notes to Financial Statements.


                                       7
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                        U.S. GLOBAL LEADERS GROWTH FUND
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STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends...........................................      $ 53,321
      Interest............................................         1,145
                                                                --------
         Total investment income..........................        54,466
                                                                --------
   Expenses
      Advisory fees (Note 3) .............................        48,903
      Administration fee (Note 3).........................        13,027
      Custodian and accounting fees.......................         9,468
      Transfer agent fees.................................         8,086
      Auditing fees.......................................         7,777
      Trustees' fees......................................         2,160
      Registration fees...................................         1,876
      Miscellaneous fees..................................         1,821
      Legal fees..........................................         1,736
      Reports to shareholders.............................           632
                                                                --------
         Total expenses...................................        95,486
         Less, expenses reimbursed (Note 3)...............       (23,109)
                                                                --------
         Net expenses.....................................        72,377
                                                                --------
         NET INVESTMENT LOSS .............................       (17,911)
                                                                --------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
   Net realized gain from security transactions ..........       184,100
   Net change in unrealized appreciation on
     investments .........................................       635,101
                                                                --------
      Net realized and unrealized gain on investments ....       819,201
                                                                --------
         NET INCREASE IN NET ASSETS RESULTING FROM
           OPERATIONS ....................................      $801,290
                                                                ========

See Accompanying Notes to Financial Statements.


                                       8
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                        U.S. GLOBAL LEADERS GROWTH FUND
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STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               Six Months       October 1, 1995*
                                                  ended             through
                                            December 31, 1996#    June 30, 1996
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment loss......................    $   (17,911)        $     (430)
Net realized gain from security
  transactions ..........................        184,100              4,980
Net change in unrealized appreciation
  of investments.........................        635,101            992,100
                                             -----------         ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ....................        801,290            996,650
                                             -----------         ----------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
Net investment income....................            -0-             (1,411)
Net realized gain from security
  transactions...........................       (104,225)               -0-
                                             -----------         ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ....       (104,225)            (1,411)
                                             -----------         ----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
  net change in outstanding shares (a)...        660,156          8,025,204
                                             -----------         ----------
   TOTAL INCREASE IN NET ASSETS .........      1,357,221          9,020,443

NET ASSETS
Beginning of period .....................      9,020,443                -0-
                                             -----------         ----------
END OF PERIOD (including accumulated
  net investment loss of $19,753 and
  $1,841, respectively).................     $10,377,664         $9,020,443
                                             ===========         ==========

(a) A summary of capital shares transactions is as follows:

                             Six Months            October 1, 1995*
                                ended                   through
                         December 31, 1996#          June 30, 1996
                         -------------------    ----------------------
                         Shares      Value      Shares         Value
                         ------     --------    -------     ----------
Shares sold...........   43,573     $556,488    747,451     $8,034,111
Shares issued in
  reinvestment of
  distributions.......    8,208      103,752        132          1,411
Shares redeemed.......       (7)         (84)      (887)       (10,318)
                         ------     --------    -------     ----------
Net increase .........   51,774     $660,156    746,696     $8,025,204
                         ======     ========    =======     ==========

*Commencement of operations.
#Unaudited.

See Accompanying Notes to Financial Statements.


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                        U.S. GLOBAL LEADERS GROWTH FUND
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FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                  Six Months               October 1, 1995*
                                                    ended                       through
                                              December 31, 1996#            June 30, 1996
-------------------------------------------------------------------------------------------
Net asset value, beginning of period ....            $12.08                    $ 10.00
                                                     ------                    -------
Income from investment operations:
   Net investment (loss) income .........              (.02)                       .01
   Net realized and unrealized gain on
      investments .......................              1.08                       2.08
                                                     ------                    -------
Total from investment operations.........              1.06                       2.09
                                                     ------                    -------
Less distributions:
   From net investment income............               -0-                       (.01)
   From net capital gains................              (.14)                      -0-
                                                     ------                    -------
Total distributions......................              (.14)                      (.01)
                                                     ------                    -------

Net asset value, end of period ..........            $13.00                    $ 12.08
                                                     ======                    =======
Total return ............................              8.77%(++)                20.83%(++)
Ratios/supplemental data:
Net assets, end of period (millions).....            $ 10.4                    $  9.0
Ratio of expenses to average net assets:
   Before expense reimbursement .........              1.95%+                   2.55%+
   After expense reimbursement...........              1.48%+                   1.48%+
Ratio of net investment loss to
  average net assets:
   Before expense reimbursement .........              (.84)%+                  (1.08)%+
   After expense reimbursement ..........              (.37)%+                  (0.01)%+
Portfolio turnover rate .................             14.62%                    4.91%
Average commission rate paid per
   share++...............................           $.0700                     $.0600

#    Unaudited.

*    Commencement of operations.

+    Annualized.

(++) Not Annualized.

++ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See Accompanying Notes to Financial Statements.


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                        U.S. GLOBAL LEADERS GROWTH FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

         The U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on October 1, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of United States companies that have substantial international activities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

         A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

         B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

         C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted


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                        U.S. GLOBAL LEADERS GROWTH FUND
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

             for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

         D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

         For the six months ended December 31, 1996, Yeager, Wood & Marshall, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended December 31, 1996, the Fund incurred $48,903 in advisory fees.

         The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to 1.48% of average net assets annually. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable laws or expense limitations. The expense reimbursement for the six months ended December 31, 1996 totaled $23,109.

         Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million        $30,000
      $15 to $50 million       0.20% of average net assets
      $50 to $100 million      0.15% of average net assets
      $100 to $150 million     0.10% of average net assets
      over $150 million        0.05% of average net assets

         First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.


                                       12
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                                   ----------
                        U.S. GLOBAL LEADERS GROWTH FUND
                                   ----------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------

         Certain officers and Trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

         Purchases and sales of securities, other than short-term investments, for the six months ended December 31, 1996 were $1,957,119 and $1,411,983, respectively.

                                     ADVISOR

                      Yeager, Wood & Marshall, Incorporated
                                630 Fifth Avenue
                            New York, New York 10111
                                 (212) 765-5350


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018


                                    CUSTODIAN

                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                  TRANSFER AND
                                    DIVIDEND
                                DISBURSING AGENT

                          American Data Services, Inc.
                        24 West Carver Street, 2nd Floor
                           Huntington, New York 11743


                                    AUDITORS

                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071


                                  LEGAL COUNSEL

                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104



       This report is intended for shareholders of the U.S. Global Leaders
           Growth Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.